UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

       Date of Report (Date of earliest event reported): November 6, 2007

                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-51251                     20-1538254
(State or Other Jurisdiction        (Commission                 (IRS Employer
       of Incorporation)            File Number)             Identification No.)

        103 Powell Court, Suite 200
            Brentwood, Tennessee                                     37027
  (Address of principal executive offices)                         (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2007, Marguerite W. Kondracke was elected to the Board of Directors of LifePoint Hospitals, Inc. (the "Company").

Ms. Kondracke will serve on the Audit and Compliance Committee, the Compensation Committee and the Corporate Governance and Nominating Committee of the Board of Directors of the Company, all of which are comprised of independent directors. Ms. Kondracke's compensation will be identical to the other non-employee directors of the Company as described in the Company's proxy statement for the 2007 annual meeting of stockholders. A copy of the press release issued by the Company on November 8, 2007 is attached hereto as Exhibit 99.1.


Item 9.01.     Financial Statements and Exhibits.

99.1           Copy of press release issued by the Company on November 8, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LIFEPOINT HOSPITALS, INC.

                                By:    /s/ Paul D. Gilbert
                                       -----------------------------------------
                                Name:  Paul D. Gilbert
                                Title: Senior Vice President and General Counsel


Date: November 8, 2007

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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

99.1          Copy of press release issued by the Company on November 8, 2007.